Business Acquisitions	12 Months Ended
Dec. 31, 2015
Business Combinations [Abstract]
Business Acquisitions

3.Business Acquisitions

(a)Acquisition of CECEP

On January 15, 2015, the Group entered into a stock purchase agreement (the “CECEP Purchase Agreement”) with CECEP Solar Energy Hong Kong Co., Limited (“CECEP HK”). Pursuant to the CECEP Purchase Agreement, the Group agreed to purchase 100% equity interests in CECEP from CECEP HK.

Through its respective wholly and non-wholly owned subsidiaries in Italy, CECEP are engaged in the development, management and operation of energy projects and facilities dedicated to the production of alternative energy sources through four photovoltaic plants with a total capacity of 4.3 MW in Italy.

The purchase consideration of CECEP consists of cash and the Company’s common stock. In addition to the purchase considerations, the Group is also required to settle the borrowings in the amount of Euro 7,870 (equivalent to $8,967) due to CECEP HK on behalf of CECEP (“Payable Settlement”). Including the Payable Settlement, the Group was required to settle cash of Euro 3,125 (equivalent to $3,561) (“Cash Settlement”) and 5,722,977 shares of the Company’s common stock. The Cash Settlement was fully settled in the form of several installments in March and April 2015. The Stock Consideration was settled on January 30, 2015 by the Group, and the common stock was subject to a three-month lockup period as agreed in the CECEP Purchase Agreement. The acquisition was consummated on February 16, 2015 upon completion of all closing conditions.

The Group issued 5,722,977 shares of its Common Stock to CECEP HK on January 30, 2015. The fair value of the Stock Consideration was determined to be $8,269, which was based on the closing market price of the Company’s common stock on the acquisition date of February 16, 2015, with adjustments for the lockup period and other factors.

The acquisition has been accounted for under ASC 805 Business Combinations. The Group made estimates and judgments in determining the fair value of acquired assets and liabilities, based on management’s experiences with similar assets and liabilities and with the assistance from an independent valuation firm. The allocation of the purchase price is as follows:

Identifiable assets acquired and liabilities assumed
Cash and cash equivalents	$1,389
Accounts receivable	394
Other receivable	1,137
Property, plant and equipment	11,041
Deferred tax asset	180
Accounts payable	(244)
Income tax payable	(130)
Other accrued liabilities	(1,234)
Loans payable	(884)

Identifiable net assets acquired (a)	11,649
Consideration and Payment Settlement (b)	11,830

Non-controlling interests (c)	1,236

Goodwill (b+c-a)	$1,417

During the period from the acquisition date to December 31, 2015, CECEP contributed revenue of $1,395 and earnings of $242 to the Group’s consolidated results.

Goodwill primarily represents the expected synergies from combining operations of the Group and CECEP, which are complementary to each other, and any other intangible benefits that would accrue to the Group that do not qualify for separate recognition.

Pro forma financial information is not presented for the acquisition of CECEP as its revenue and earnings were not material to the consolidated statements of operations.

(b)Acquisition of Solar Juice

On March 31, 2015, the Group agreed to acquire 80% of equity interests in Solar Juice Pty Ltd. (“Solar Juice”), an Australian company, from its shareholders (the “Solar Juice Sellers”) pursuant to a share purchase agreement (“Solar Juice Purchase Agreement”) entered between the Group and the Solar Juice Sellers. The acquisition was consummated on May 28, 2015 upon completion of all closing conditions.

The purchase consideration consisted of 14,073,354 shares of the Company’s common stock (“Consideration”). The fair value of the Consideration was determined to be $15,578, which was based on the closing market price of the Company’s common stock on the acquisition date of May 28, 2015, with adjustment for the lockup period and other factors. The lockup period end for shares of 2,638,754 and 6,157,092 are three-month and nine-month after the closing date respectively. The earliest date of lockup period end for another 2,638,753 shares and the remaining 2,638,753 shares are December 31, 2016 and 2017 respectively, subject to the fulfillment of certain conditions by Solar Juice.

The acquisition has been accounted for under ASC 805 Business Combinations. The Group made estimates and judgments in determining the fair value of acquired assets and liabilities, based on management’s experiences with similar assets and liabilities and with the assistance from an independent valuation firm. The allocation of the purchase price is as follows:

Identifiable assets acquired and liabilities assumed
Cash and cash equivalents	$1,037
Accounts receivable	6,124
Inventories, net	14,728
Prepaid expenses and other current assets	263
Other current assets	525
Intangible assets	4,579
Property, plant and equipment net	301
Deferred tax asset	295
Accounts payable	(10,934)
Accrued liabilities	(534)
Prepaid income tax	89
Advance from customers	(230)
Short term borrowings	(4,305)
Deferred tax liability	(1,889)

Identifiable net assets acquired (a)	10,049
Consideration (b)	15,578

Non-controlling interests (c)	2,709

Goodwill (b+c-a)	$8,238

During the period from the acquisition date to December 31, 2015, Solar Juice contributed revenue of $35,452 and losses of $1,269 to the Group’s consolidated results.

Solar Juice is engaged in the distribution of solar photovoltaic panels, solar inverters and other energy efficient solutions, both domestically and internationally. As a result of the acquisition of Solar Juice, the Group would be able to have immediate access to the solar PV market in Australia, New Zealand and South East Asia, which could enhance the Group’s development of PV projects in those markets. Goodwill primarily represents such expected synergies the Group obtained from the acquisition.

Pursuant to Solar Juice Purchase Agreement, the Group was granted a call option by the Solar Juice Sellers to acquire remaining 20% equity interest in Solar Juice from them. The exercise price per share of the call option is to be determined based on Solar Juice’s earnings before interest, taxation, depreciation and amortization (“EBITDA”) per share for the year ended December 31, 2015 multiplied by six. The acquisition consideration will be settled with the Company’s common stock if the Group exercises the option. The number of shares to be issued by the Company will be determined by the share price on the exercise date. The call option will be expired on May 28, 2016 and meets the definition of a derivative. The Group recognized the call option at its fair value of $420 as of the inception date as a derivative asset in Other current assets on the consolidated balance sheet. Loss arising from change in fair value of $420 was recorded as Other income (expense)-Change in market value of derivative asset/liability in the consolidated statement of operations for the year ended December 31, 2015. The fair value measurement of this call option was further discussed in Note 14 — Fair value measurement.

The following table provides unaudited pro forma consolidated results of the Group for the years ended December 31, 2015 and 2014 as if Solar Juice had been acquired as of January 1, 2014.

	Pro forma year ended
	December 31,
	2015	2014
	(Unaudited)	(Unaudited)
Net sales	$214,953	$171,038
Net loss	(184,296)	(3,699)
Basic and diluted earnings per share	(0.30)	(0.01)

The unaudited pro forma results do not include any anticipated cost savings or other effects of future integration efforts. Unaudited pro forma amounts are not necessarily indicative of results had the 2015 acquisition occurred on January 1, 2014.

(c)Acquisition of EnSync, Inc.

On April 17, 2015, the Company and EnSync, Inc. (formerly known as ZBB Energy Corporation) (“ENS”), a Wisconsin corporation, entered into a Securities Purchase Agreement pursuant to which ENS will issue and sell to the Group for an aggregate cash purchase price of $33,390 of (i) 8,000,000 shares of ENS’s common stock based on a purchase price per common share of $0.6678 (the “Purchased Common Stock”) and (ii) 28,048 shares of the ENS’s convertible preferred stock (the “Convertible Preferred Stock”) which are convertible into an aggregate of 42,000,000 shares of common stock, representing a purchase price of $0.6678 per common stock on an as-if converted basis. The Convertible Preferred Stock will be convertible over a four-year period with 25% becoming convertible in each of the next four years if the Company meets certain conditions relating to the Company’s purchases of minimum megawatt of solar related products from ENS in each of the next four years as set out in the Securities Purchase Agreement. The purchase prices of the products are not fixed or determinable in the agreements, but ENS shall not at any time sell a lower quantity of the products under similar terms and conditions to other buyers at prices below those provided to the Company. The conversion is subject to adjustment for stock splits, stock dividends, and other designated capital events. ENS also entitles the Company to acquire 50,000,000 shares of ENS’s common stock (the “Warrant”) for an aggregate amount of $36,729, or $0.7346 per share, subject to adjustment for stock splits, stock dividends, and other designated capital transactions. The consummation of the Securities Purchase Agreement is subject to certain closing conditions.

ENS develops, licenses, and manufactures innovative energy management systems solutions serving the commercial and industrial building utility and off-grid markets.

On July 13, 2015, all closing conditions relating to the Securities Purchases Agreement were met and the Purchased Common Stock, Convertible Preferred Stock and Warrant were issued to the Company. The Purchased Common Stock represents approximately 16.8% of the outstanding common stock of ENS as at July 13, 2015. Additionally, assuming the full conversion of the Convertible Preferred Stock (and that no other shares of common stock of ENS are issued), the Company would own greater than a majority of the outstanding common stock of ENS.

The Company also entered into a supply agreement with ENS pursuant to which ENS will sell and the Company will purchase certain products offered by ENS from time to time, including energy storage systems for solar projects (the “Supply Agreement”). Convertibility of the Convertible Preferred Stock is dependent upon the Company making purchases of and payments for energy storage systems under the Supply Agreement as follows: the first one-fourth (the “Series C-1 Preferred Stock”) of the Convertible Preferred Stock only become convertible upon the receipt of final payment for 5 megawatts (“MW”) that are purchased by the Company in accordance with the Supply Agreement; the second one-fourth (the “Series C-2 Preferred Stock”) only become convertible upon the receipt of final payment for an aggregate of 15 MW worth of the Supply Agreement; the third one-fourth (the “Series C-3 Preferred Stock”) only become convertible upon the receipt of final payment for an aggregate of 25 MW worth of the Supply Agreement; and the last one fourth (the “Series C-4 Preferred Stock”) only become convertible upon the receipt of final payment for an aggregate of 40 MW worth of the Supply Agreement. If the Company complies with the provisions of the Supply Agreement, it will make sufficient purchases for each tranche of the Convertible Preferred Stock to vest and become convertible over the next four years. However, the Convertible Preferred Stock will become convertible at any time when the relevant payments are received by ENS for the specified purchases, even if the payments are made later or earlier than the schedule set out in the Supply Agreement. As of December 31, 2015, there is no any purchase made by the Group under the Supply Agreement and therefore no Convertible Preferred Stock could be converted into the Common Stock of ENS.

The Convertible Preferred Stock possesses no voting rights except as required by law or for certain matters specified in the agreement. The Convertible Preferred Stock are perpetual, are not eligible for dividends, and are not redeemable. Besides, so long as any shares of Convertible Preferred Stock are outstanding, ENS may not pay dividends on its common stock and may not redeem more than $100 in common stock per year. The Convertible Preferred Stock has a liquidation preference equal to the greater of $28,048 and the distribution of the entire assets on an as-converted basis.

The Warrant vests and becomes exercisable once the Group purchases and pays for 40 MW of the Supply Agreement, and will not vest or become exercisable if those purchases and payments do not occur before the termination of the Warrant, which will occur, whether the Warrant has vested or not, on July 13, 2019. Prior to exercise, the Warrant provides the Company with no voting rights. The Warrant may not be partially exercised. As the closing price of ENS’s common stock at December 31, 2015 was below the exercise price of the Warrant, the Warrant was out-of-the-money at that date.

In connection with the Securities Purchase Agreement, the Company entered into a governance agreement with ENS (the “Governance Agreement”). Under the Governance Agreement, the Company is entitled to nominate one director to the board of directors of ENS for so long as the Company holds at least 10,000 convertible preferred shares or 25 million shares of common stock or common stock equivalents (the “Requisite Shares”). Additionally, for so long as the Company holds the Requisite Shares (1) following the time at which the Series C-2 Preferred Stock shall have become convertible in full, the Group shall be entitled to nominate a total of two directors and (2) following the time at which the Series C-3 Preferred Stock shall have become convertible in full, the Company shall be entitled to nominate a total of three directors. Provided in no event shall the Company be entitled to nominate a number of directors to the Board that would represent a percentage of the Board greater than the percentage determined by dividing the number of Common Stock Equivalents held by the Company by the sum of (A) the total shares of ENS’s Common Stock outstanding and (B) the number of shares of Common Stock into which the Preferred Stock held by the Company is convertible.

The Group accounts for the investment in the Purchased Common Stock under the equity method with balances recorded under Investment in an affiliate on the consolidated balance sheet. The Group includes its proportionate share of net earnings or loss attributable to common stockholders under loss on investment in an affiliate in the consolidated statements of operations (See Note 13 - Investment in an affiliate). The Group records the investment in the Convertible Preferred Stock at cost less provision for permanent decline in value under Investment in an affiliate on the consolidated balance sheet. The Group accounts for the Warrant as a derivative asset at fair value which is included in Derivative asset, noncurrent on the consolidated balance sheet. The derivative asset was initially recorded at its fair value of $16,947. The decrease in fair value of $14,619 was recorded under Other income (expenses) -Change in fair value of derivative asset/liability in the consolidated statement of operations for the year ended December 31, 2015. The total consideration of $33,390 less the fair value of warrants as of July 13, 2015 was allocated, based on relative fair value, between the investments in the Purchased Common Stock and in the Convertible Preferred Stock, which were initially recorded at $3,244 and $13,199, respectively.